Exhibit 10.5

Confidential Treatment Requested
Under 17 C.F.R. §§200.80(b)(4),
200.83 and 240.24b-2

ADB No. N01-AI-40100

OMB App-al 2700-0042

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)		RATING N/A
2. CONTRACT (Proc. Inst. Ident.) NO.	3. EFFECTIVE DATE		4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
HHSN266200400100C	September 30, 2004		PRCB223
5. ISSUED BY CODE I		S. ADMINISTERED BY (If other than Item 6) CODE
National Institutes of Health, DHHS		PRCB-DMID
NIAID, DEA, CMP, PRCB Room [***], MSC [***]		RFP NIH-NIAID-DMID-04-22
6700-B Rockledge Drive Bethesda, Maryland 20892-7612
7. NAME AND ADDRESS OF CONTRACTOR (No. street, county state and ZIP Code)			8. DELIVERY
ISIS Pharmaceuticals			0 FOB ORIGIN ® OTHER (Seebe/ow)
Ibis Therapeutics Division
2292 Faraday Ave			9/ DISCOUNT FOR PROMPT PAYMENT
Carlsbad, California, 92008			N/A
			10. SUBMIT INVOICES		ITEM
CODE	FACILITY CODE		ADDRESS SHOWN IN:		Art. G.3.
11. SHIP TO/MARK FOR CODE	N/A	12. PAYMENT WILL BE MADE BY CODE			N/A
Article F.1.		See Article G.3.
13. AUTHORITY FOR USING OTHER FULL AND OPEN COMPETITION: N/A		14. ACCOUNTING AND APPROPRIATION DATA
10 U.S.C. 2304(c)( ) 41 U.S.C. 253(c)( )		EIN# 1330336973A1 SOC 25.55 CAN# 4-8460924 $2,489,423
15A. ITEM NO. 15B. SUPPLIES/SERVICES		15C. UNIT PRICE	15D. AMOUNT	15E. UNIT PRICE	15F. AMOUNT
Title: Assessing Safety of Cell Substrates and Vaccine Components, Part		FY 04	[***]		[***]
E: Develop, characterize and validate assays for detection of novel or		FY 06	[***]		[***]
latent/occult adventitious agents in cell substrates		FY 07	[***]		[***]
Period: September 24, 2004 through September 23, 2009		FY 08	[***]		[***]
Contract Type: CPFF-Completion

$5,613,317

15G. TOTAL
AMOUNT OF
CONTRACT

16. TABLE OF CONTENTS

I PAGE(S) (r) ISEC.I

(V) ISEC. I		DESCRIPTION PART I - THE SCHEDULE				DESCRIPTION PART II - CONTRACT CLAUSES	PAGE(S)
☒	A	SOLICITATION/CONTRACT FORM	1	X I I (CONTRACT CLAUSES			26
☒	B	SUPPLIES OR SERVICES AND PRICE/COST	3	PART III – LIST OF DOCUMENTS, EXHIBITS AND OTHER A ACH.
☒	C	DESCRIPTION/SPECS./WORK STATEMENT	7	XI J JUST OF ATTACHMENTS			31
☒	D	PACKAGING AND MARKING	12	PART IV - REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE	12	☒	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	32
☒	F	DELIVERIES OR PERFORMANCE	12
☒	G	CONTRACT ADMINISTRATION DATA	14	☐	L	INSTRS., CONDS., AND NOTICES TO OFFERORS
☒	H	SPECIAL CONTRACT REQUIREMENTS	17	☐	M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 2                                                                       copies to issuing office.)

Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18.☐  AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number______________________________________________________________

including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)				20A NAME OF CONTRACTING OFFICER
		S-F-fa, t.tt_ay 'T C2o KE		Carl A. Newman Contracting Officer, PRCB, CMP, NIAID, NIH, DHHS
Gc=cJ
		9C. DATE SIGNED			B Y	20B. U ED STATES OF AMERICA (Signature of Contracting Officer)	20C. DATE SIGNED
NSN 7540-01-152-8069 PREVIOUS EDITION UNUSABLE		26-107 Computer Generated				STANDARD FORM 26 (REV. 4-85) Prescribed by GSA FAR (48 CFR) 53.214(a)

1

PART I - THE SCHEDULE

PART I - THE SCHEDULE
SECTIONA - SOLICITATION/CONTRACT FORM
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
ARTICLE B. 1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES
ARTICLE B.2. ESTIMATED COST AND FIXED FEE
ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS
ARTICLE B.4. ADVANCE UNDERSTANDINGS
SECTION C - WORK STATEMENT
ARTICLE C.1. STATEMENT OF WORK
ARTICLE C.2. REPORTING REQUIREMENTS
ARTICLE C.3. INVENTION REPORTING REQUIREMENT
SECTION D - PACKAGING, MARKING AND SHIPPING
SECTION E - INSPECTION AND ACCEPTANCE
SECTION F - DELIVERIES OR PERFORMANCE
ARTICLE F.1. DELIVERIES
ARTICLE F.2. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)
SECTION G - CONTRACT ADMINISTRATION DATA
ARTICLE G.1. PROJECT OFFICER
ARTICLE G.2. KEY PERSONNEL
ARTICLE G.3. INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT
ARTICLE G.4. INDIRECT COST RATES
ARTICLE G.5. GOVERNMENT PROPERTY
ARTICLE G.6. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

SECTION H - SPECIAL CONTRACT REQUIREMENTS
ARTICLE H. 1. REIMBURSEMENT OF COSTS FOR INDEPENDENT RESEARCHAND DEVELOPMENT PROJECTS
ARTICLE H.2. HUMAN SUBJECTS
ARTICLE H.3. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH
ARTICLE H.4. NEEDLE EXCHANGE
ARTICLE H.5. SALARY RATE LIMITATION LEGISLATION PROVISIONS
ARTICLE H.6. EPA ENERGY STAR REQUIREMENTS
ARTICLE H.7. PUBLICATION AND PUBLICITY
ARTICLE H.8. PRESS RELEASES
ARTICLE H.9. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE
ARTICLE H.10. YEAR 2000 COMPLIANCE
ARTICLE H.11. ANTI -LOBBYING
ARTICLE H.12. SHARING RESEARCH DATA

ARTICLE H.13. HOTEL AND MOTEL FIRE SAFETY ACT OF 1990 (P.L. 101-391)
ARTICLE H.14. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES
ARTICLE H.15. NOTIFICATION OF EMPLOYEE RIGHTS CONCERNING PAYMENT OF UNION DUES OR FEES
ARTICLE H.16. OBTAINING AND DISSEMINATING BIOMEDICAL RESEARCH RESOURCES
PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES
ARTICLE 1.1. GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT - FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)
ARTICLE 1.2. AUTHORIZED SUBSTITUTIONS OF CLAUSES
ARTICLE 1.3. ADDITIONAL CONTRACT CLAUSES
ARTICLE 1.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

PART III
SECTION J - LIST OF ATTACHMENTS
1. Statement of Work, September 10, 2004, 3 pages
2. Invoice/Financing Request and Contract Financial Reporting Instructions for NIH Cost Reimbursement Type Contracts, NIH(RC)-4, (11/03), 6 pages
3. Safety and Health, HHSAR Clause 352.223-70, (1/01), 1 page
4. Procurement of Certain Equipment, NIH(RC)-7, 4/1/84, 1 page
5. Report of Government Owned, Contractor Held Property, 1 page
6. Government Property - Schedule I-A, dated September 10, 2004, 1 page
7. Data Sharing Plan, September 29, 2004
PART IV
SECTION K - REPRESENTATIONS AND CERTIFICATIONS
1. Representations and Certifications, dated September 13, 2004

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

The focus of this contract is to develop methods to assess current and future safety concerns that arise regarding vaccines and vaccine manufacturing and/or formulation. The contractor shall develop, characterize and validate assays for detection of novel or latent/occult adventitious agents.

ARTICLE B.2. ESTIMATED COST AND FIXED FEE

a.            The estimated cost of this contract is [***].

b.                                 The fixed fee for this contract is [***]. The fixed fee shall be paid in installments based on the percentage of completion of work, as determined by the Contracting Officer, and subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, ARTICLE 1.1. of this contract. Payment of fixed fee shall not be made in less than monthly increments.

c.                                     The Government’s obligation, represented by the sum of the estimated cost plus the fixed fee, is $5,613,317.

d.                                 Total funds currently available for payment and allotted to this contract are [***]. The estimated cost is [***] and the fixed fee is [***]. For further provisions on funding see the LIMITATION OF FUNDS clause referenced in Part II, ARTICLE 1.3. Authorized Substitutions of Clauses.

e.                                  It is estimated that the amount currently allotted will cover performance of the contract through January 31, 2007.

f.                                    The Contracting Officer may allot additional funds to the contract without the concurrence of the Contractor.

Increments to be allotted to this contract are estimated as follows:

g.	Fiscal Year	Total Cost Excluding Fee	Fixed Fee	Amount
	FY 04	[***]	[***]	[***]
	FY 06	[***]	[***]	[***]
	FY 07	[***]	[***]	[***]
	FY 08	[***]	[***]	[***]
	Total	[***]	[***]	$5,613,317

ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS

a.            Items Unallowable Unless Otherwise Provided

Notwithstanding the clauses, ALLOWABLE COST AND PAYMENT, and FIXED FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

(1)                             Acquisition, by purchase or lease, of any interest in real property;

(2)                             Special rearrangement or alteration of facilities;

(3)                             Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

(4)                             Travel to attend general scientific meetings;

(5)                             Foreign travel - See paragraph b.2. below;

(6)                             Consultant costs;

(7)                             Subcontracts;

(8)                             Patient care costs;

(9)                             Accountable Government property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and “sensitive items” (defined and listed in the Contractor’s Guide for Control of Government Property, 1990), regardless of acquisition value.

b.            Travel Costs

          Domestic Travel

(1)                 (a)       Total expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed [***] without the prior written approval of the Contracting Officer. The Contractor is authorized to travel to attend programmatic meetings.

(b)                     The Contractor shall invoice and be reimbursed for all travel costs in accordance with Federal Acquisition Regulations (FAR) 31.205-46.

(2)                 Foreign Travel

Requests for foreign travel must be submitted at least six weeks in advance and shall contain the following: (a) meeting(s) and place(s) to be visited, with costs and dates; (b) name(s) and title(s) of Contractor personnel to travel and their functions in the contract project; (c) contract purposes to be served by the travel; (d) how travel of contractor personnel will benefit and contribute to accomplishing the contract project, or will otherwise justify the expenditure of NIH contract funds; (e) how such advantages justify the costs for travel and absence from the project of more than one person if such are suggested; and (f) what additional functions may be performed by the travelers to accomplish other purposes of the contract and thus further benefit the project.

ARTICLE B.4. ADVANCE UNDERSTANDINGS

Other provisions of this contract notwithstanding, approval of the following items within the limits set forth is hereby granted without further authorization from the Contracting Officer.

a.            Invoices - Cost and Personnel Reporting, and Variances from the Negotiated Budget

(1)                               The contractor agrees to provide a detailed breakdown on invoices of the following cost categories:

(a)                               Direct Labor - List individuals by name, title/position, hourly/annual rate, level of effort, and amount claimed.

(b)                              Fringe Benefits - Cite rate and amount

(c)                               Overhead - Cite rate and amount

(d)                              Materials & Supplies - Include detailed breakdown when total amount is over $1,000.

(e)                                    Travel - Identify travelers, dates, destination, purpose of trip, and amount. Cite COA, if appropriate. List separately, domestic travel, general scientific meeting travel, and foreign travel.

(f)                                 Consultant Fees - Identify individuals and amounts.

(g)                              Subcontracts - Attach subcontractor invoice(s).

(h)                              Equipment - Cite authorization and amount.

(i)                                  G&A - Cite rate and amount.

(j)                                  Total Cost

(k)                               Fixed Fee

(1)                               Total CPFF

Monthly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the Government.

(2)                               The contractor agrees to immediately notify the contracting officer in writing if there is an anticipated overrun (any amount) or unexpended balance (greater than [***] percent) of the amount allotted to the contract, and the reasons for the variance. Also refer to the requirements of the Limitation of Funds and Limitation of Cost Clauses in the contract.

b.            Indirect Costs Rates

The Contractor may apply the following provisional indirect rates for the initial [***] days of the contract: Fringe Benefit at [***], Overhead at [***] and G&A at [***]. Final rates will apply once the cognizant Government audit agency completes the audit and provides an indirect rate agreement.

c.            Consultants

Consultant fee to be paid to the following individual for the period [***] through [***]:

Name	Fiscal Year	Rate Per Hour	Number of Hours	Total Cost Excluding Travel Not to Exceed
[***] Ph.D.	[***]	[***]	[***]	[***]
[***] Ph.D.	[***]	[***]	[***]	[***]
[***] Ph.D.	[***]	[***]	[***]	[***]
[***] Ph.D.	[***]	[***]	[***]	[***]
[***] Ph.D.	[***]	[***]	[***]	[***]

d.            Government Property

Of the total contract value, [***] is hereby set aside for the purchase of the equipment identified in ARTICLE G.5.c., Contractor- Acquired Government Property - Schedule IA. Schedule I-A is provided as Attachment 6 to this contract. A variance of [***] of each cost per item shown in the attachment is authorized without further action by the Contracting Officer. Any substitutions of the listed equipment shall require prior written approval of the Contracting Officer.

e.            Correspondence Procedures

To promote timely and effective administration, correspondence (except for financial reports, technical progress reports/other deliverables) submitted under this contract shall be subject to the following procedures:

1.               Technical correspondence shall be addressed to the Project Officer with an information copy of the basic correspondence to the Contracting Officer. (As used herein, technical correspondence excludes correspondence which proposes deviations from or modifications of contract requirements, terms or conditions.)

2.               Other correspondence shall be addressed to the Contracting Officer, with an information copy of the basic correspondence to the Project Officer.

3.               Subject Line(s). All correspondence shall contain a subject line commencing with the contract number as illustrated below:

SUBJECT: Contract No. HHSN266200400100C
ADB Contract No. NO1-AI-40100

Request for Approval of

f.              Confidential Treatment Of Sensitive Information

The Contractor shall guarantee strict confidentiality of the information/data that it is provided by the Government during the performance of the contract. The Government has determined that the information/data that the Contractor will be provided during the performance of the contract is of a sensitive nature.

Disclosure of the information/data, in whole or in part, by the Contractor can only be made after the Contractor receives prior written approval from the Contracting Officer. Whenever the Contractor is uncertain with regard to the proper handling of information/data under the contract, the Contractor shall obtain a written determination from the Contracting Officer.

SECTION C - WORK STATEMENT

ARTICLE C.1. STATEMENT OF WORK

a.                                       Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, SECTION J, ATTACHMENT 1, dated September 10, attached hereto and made a part of this contract.

ARTICLE C.2. REPORTING REQUIREMENTS

In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports in the manner stated below and in accordance with Article F. 1. Deliveries of this contract. The Contractor shall submit electronic and hard copy versions of each report.

All reports shall contain a title page that includes:

Contract number and title
Contract Project Officer
Type of report (Quarterly, Annual, or Final)
Period of performance being reported
Contractor’s name and address
Author(s)
Date of Submission

I.              SEMI-ANNUAL TECHNICAL PROGRESS REPORT

By the thirtieth calendar day of the month following the end of each six month period, the Contractor shall submit three (3) copies of a semi-annual Technical Progress Report, comprising two (2) copies [one (1) hard copy and one (1) electronic copy] to the Project Officer and one (1) hard copy to the Contracting Officer. The semi-Annual Report shall be factual and concise and consist of the following:

a. Section I: An introduction covering the purpose and scope of the contract effort.

b. Section II: Brief overview of all work performed on development and validation in the previous six months.

c. Section III: Description of overall progress, plus a separate description for each task or segment of work on which effort was expended during the reporting period. The description for each task will include:

i. Pertinent data and/or graphs in sufficient detail to explain any significant results achieved and preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the project;

ii. Any scientific, technical, or other problems/difficulties encountered;

iii. Brief description of planned work for the following six month period;

iv. Any recommendations for the modification, expansion, curtailment and/or termination of development/validation of the assay.

d. Section IV: An anticipated work plan for the following six months.

e. Section V: A description of all impediments in carrying out the work tasks, whether affecting performance or costs, and methods implemented to overcome impediments. If impediments are ongoing, report should include recommendations for their resolutions.

f. Semi-annual Technical Progress Reports are not due for periods in which an annual or final report is due.

II. ANNUAL REPORT

By the thirtieth calendar day after the anniversary date of the contract, the Contractor shall submit three (3) copies of an Annual Technical Progress Report, comprising two (2) copies to the Project Officer [one (1) hard copy and one (1) electronic copy] and one (1) hard copy to the Contracting Officer. Such reports shall detail, document, and summarize the results of the entire contract work for the period covered.

a. Section I: An introduction covering the purpose and scope of the contract effort.

b. Section II: Brief overview of all work performed since the last annual report, including progress on meeting objectives identified in the previous annual report.

c. Section III: Description of overall progress, plus a separate description for each task or segment of work on which effort was expended during the report period. The description for each task will include:

i. Pertinent data and/or graphs in sufficient detail to explain any significant results achieved and preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the project;

ii. Any scientific, technical, or other problems/difficulties encountered;

iii. Brief description of planned work for the following six month period;

iv. Any recommendations for the modification, expansion, curtailment and/or termination of development/validation of the assay.

d. Section IV: Objectives for the upcoming 12-month period, and an anticipated work plan that will allow the objectives to be met.

e. Section V: A description of all impediments in carrying out the work tasks, whether affecting performance or costs, and methods implemented to overcome impediments. If impediments are ongoing, report should include recommendations for their resolutions.

f. An annual report will not be required for the period when the final report is due.

III.                                        FINAL REPORT

At the completion of the contract period, the Contractor shall submit the Final Technical Report summarizing the results for the entire contract work for the complete performance period. A draft of the Final Report shall be submitted 30 calendar days prior to the expiration date of the contract. Project Officer will have 14 calendar days from date of receipt to review and comment on the draft final report. The Final Report shall be submitted by the expiration date of the contract and shall be submitted in place of the last Annual Report. The Contractor shall submit three (3) copies of the Final Report, comprising two (2) copies to the Project Officer [one (1) hard copy and one (1) electronic copy] and one (1) hard copy to the Contracting Officer.

The Final Report shall include:

a.                    A detailed description of the results of all work conducted under this contract. Description should be in sufficient detail to explain comprehensively the results achieved.

b.              Conclusions regarding work performed and recommendations for continued development of assays.

c. Recommendations for new assays/approaches that could be investigated to achieve the aims laid out in the contract.

d. Final cost of work performed on each assay.

e. A discussion of problems and obstacles encountered while performing assay development and validation. Discussion should include both technical and programmatic issues, and should detail methods (both successful and unsuccessful) that were used to overcome the problems and obstacles, and recommendations for improvements.

IV. OTHER DELIVERABLES

1.   Draft assay development protocols will be delivered to the project officer for review and approval at least 30 calendar days prior to planned study initiation. Final assay development protocols will be delivered to the project officer at least 7 calendar days prior to planned study initiation.

2.   Draft assay validation plans will be delivered to the project officer for review and approval at least 45 calendar days prior to planned study initiation. Validation plans will include the following information/sections: Cover page, table of contents, purpose, study objective, responsibilities, definitions, summary of completed studies, study description, sample description, materials and supplies, equipment information, test methods, Standard Operating Procedures (SOPs), test protocol (Test functions describing each validation parameter, how it will be tested, and the acceptance criteria), data handling and analysis, and report requirements. Final assay validation protocols will be delivered to the project officer at least 7 calendar days prior to planned study initiation.

3.   Draft and Final study reports for all implemented studies, including assay development, assay validation, and assays that were terminated/curtailed prior to completion of assay development or assay validation. Draft reports are due 60 calendar days following completion of validation studies, or termination/curtailment of studies. Report will include the following sections/information: Cover page, table of contents, abstract, methods and materials, results (which will include data analysis and compilation of data into figures and/or tables as requested by the NIAID Project Officer), conclusions, and appendices. For assay validation study reports, the `results’ section of the study report will be divided into subsections, with each subsection dedicated to one of the validation parameters (based on the test protocol). Final study reports are due 30 calendar days after the contractor has received comments from the NIAD Project Officer.

4.   Contractor shall provide data, reports, and other information related to this Contract as requested by the Project Officer.

V. TRANSITION PLAN

Twelve months prior to the completion date of this contract, a transition plan shall be submitted by the Contractor to the NIAID Project Officer for review and approval. The transition plan will be a detailed plan for the orderly transition of contract-related material to a successor contractor or the government. The transition plan will include a detailed description of the methods and procedures for the transition, the timeline for preparation and delivery of various materials, and the mechanism(s) to be used to provide access to all data generated under this contract.

ARTICLE C.3. INVENTION REPORTING REQUIREMENT

All reports and documentation required by FAR Clause 52.227-11 including, but not limited to, the invention disclosure report, the confirmatory license, and the government support certification, shall be directed to the Extramural Inventions and Technology Resources Branch, OPERA, NIH, 6705 Rockledge Drive, Room [***], MSC [***], Bethesda, Maryland 208927980 (Telephone: 301-435-1986). In addition, one copy of an annual utilization report, and a copy of the final invention statement, shall be submitted to the Contracting Officer. The final invention statement (see FAR 27.303(a)(2)(ii)) shall be submitted to the Contracting Officer on the expiration date of the contract.

The annual utilization report shall be submitted in accordance with ARTICLE F. 1. DELIVERIES of this contract. The final invention statement (see FAR 27.303(a)(2)(ii)) shall be submitted on the expiration date of the contract to the following address:

Contracting Officer
PRCB, CMP, DEA, NIAID, NIH, DHHS
Room [***]
6700-B Rockledge Drive, MSC [***]
Bethesda, MD 20892-7612

If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the Contracting Officer at the address listed above.

To assist contractors in complying with invention reporting requirements of the clause, the NIH has developed “Interagency Edison,” an electronic invention reporting system. Use of Interagency Edison is encouraged as it streamlines the reporting process and greatly reduces paperwork. Access to the system is through a secure interactive Web site to ensure that all information submitted is protected. Interagency Edison and information relating to the capabilities of the system can be obtained from the Web (http://www.iedison.gov), or by contacting the Extramural Inventions and Technology Resources Branch, OPERA, NIH.

SECTION D - PACKAGING, MARKING AND SHIPPING

All deliverables required under this contract shall be packaged, marked and shipped in accordance with Government specifications. At a minimum, all deliverables shall be marked with the contract number and contractor name. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.

SECTION E - INSPECTION AND ACCEPTANCE

a.                                  The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

b.                                 For the purpose of this SECTION the Project Officer identified in ARTICLE G.1. is the authorized representative of the Contracting Officer.

c.                                  Inspection and acceptance will be performed at the address listed for the Project Officer in Section G, Article G. 1. Acceptance may be presumed unless otherwise indicated in writing by the Contracting Officer or the duly authorized representative within 30 days of receipt.

d.                                 This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

FAR Clause No. 52.246-9, INSPECTION OF RESEARCH AND DEVELOPMENT (SHORT FORM) (APRIL 1984).

SECTION F - DELIVERIES OR PERFORMANCE

ARTICLE F.1. DELIVERIES

Satisfactory performance of this contract shall be deemed to occur upon performance of the work described in Article C. 1. and upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:

a.                                  The items specified below as described in SECTION C, ARTICLE C.2. will be required to be delivered F.O.B. Destination as set forth in FAR 52.247-35, F.O.B. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the date(s) specified below:

Report Distribution

Deliverable	No. of Copies	Addressee/Distribution	Due Dates
Semi-Annual Progress Reports		Project Officer ORA, DMID, NIAID, NIH, DHHS Room [***], MSC [***] 6610 Rockledge Drive Bethesda, MD 20892-6603	The 30th of the end of performance	the month following each semi-annual period.

	1	Contracting Officer PRCB,CMP, DEA, NIAID, NIH, DHHS 6700-B Rockledge Drive Room [***], MSC [***] Bethesda, MD 20892-7612

Annual Progress Reports	2	Project Officer, as above.	The 30th of the month following the yearly anniversary date of the contract.

	1	Contracting Officer, as above.

Draft Final Report	2	Project Officer, as above.	30 days prior to completion date of the contract.

Final Report	2	Project Officer, as above.	Completion date of the contract.

	1	Contracting Officer, as above.

Other Deliverables	3	TBD	TBD

Invention Reporting	1	Contracting Officer, as above.	The 30th of the month following the yearly anniversary date of the contract.

Transition Report	2	Project Officer, as above.	12 months prior to completion date of the contract.
	1	Contracting Officer, as above.

ARTICLE F.2. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)

This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/.

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:

52.242-15, Stop Work Order (AUGUST 1989) with ALTERNATE I (APRIL 1984).

SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE G.1. PROJECT OFFICER

The following Project Officer will represent the Government for the purpose of this contract:

[***], Ph.D.

Project Officer, Office of Regulatory Affairs Division of Microbiology and Infectious Diseases NIAID, NIH, DHHS

6610 Rockledge Dr. MSC [***];Rm [***]

Bethesda, MD 20892-6603 (Fed Ex zip = 20817)

Phone: [***]; Fax: [***]

Email: [***]

The Project Officer is responsible for: (1) monitoring the Contractor’s technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the Statement of Work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the Statement of Work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.

The Government may unilaterally change its Project Officer designation.

ARTICLE G.2. KEY PERSONNEL

Pursuant to the Key Personnel clause incorporated in this contract, the following individual is considered to be essential to the work being performed hereunder:

Name	Title
[***], Ph.D	Principal Investigator

ARTICLE G.3. INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

a.                                  Invoice/Financing Request Instructions and Contract Financial Reporting for NIH CostReimbursement Type Contracts NIH(RC)-4 are attached and made part of this contract. The instructions and the following directions for the submission of invoices/financing request must be followed to meet the requirements of a “proper” payment request pursuant to FAR 32.9.

These instructions also provide for the submission of financial and personnel reporting required by HHSAR 342.7002.

(1)           Invoices/financing requests shall be submitted as follows:

(a)                                  To be considered a “proper” invoice in accordance with FAR 32.9, each invoice shall clearly identify the two contract numbers that appear on the face page of the contract as follows:

Contract No. HHSN266200400100C

ADB Contract No. NO 1-AI-40100

(b)           An original and two copies to the following designated billing office:

Contracting Officer

Contract Management Program

National Institute of Allergies and Infectious Diseases, , NIH 6700-B ROCKLEDGE DRIVE

ROOM [***], MSC [***]

BETHESDA MD 20892-7612

(2)           Inquiries regarding payment of invoices should be directed to the designated billing office, [***].

ARTICLE G.4. INDIRECT COST RATES

In accordance with Federal Acquisition Regulation (FAR) (48 CFR Chapter 1) Clause 52.216-7 (d)(2), Allowable Cost and Payment incorporated by reference in this contract in Part II, Section I, the cognizant Contracting Officer representative responsible for negotiating provisional and/or final indirect cost rates is identified as follows:

Director, Division of Financial Advisory Services
Office of Acquisition Management and Policy
National Institutes of Health
6100 Building, Room [***]
6100 EXECUTIVE BLVD MSC-[***]
BETHESDA MD 20892-7540

These rates are hereby incorporated without further action of the Contracting Officer.

ARTICLE G.5. GOVERNMENT PROPERTY

a.                                  In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in SECTION I of this contract, the Contractor shall comply with the provisions of DHHS Publication, Contractor’s Guide for Control of Government Property, 1990, which is incorporated into this contract by reference. Among other issues, this publication provides a summary of the Contractor’s responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract. A copy of this publication is available upon request to the Contracts Property Administrator.

Requests for information regarding property under this contract should be directed to the following office:

Division of Personal Property Services, NIH

6011 Building, Suite 637

6011 EXECUTIVE BLVE MSC [***]

BETHESDA MD 20852-7670

[***]

b.                                 Notwithstanding the provisions outlined in the DHHS Publication, Contractor’s Guide for Control of Government Property, 1990 which is incorporated in this contract in paragraph a. above, the contractor shall use the form entitled, “Report of Government Owned, Contractor Held Property” for performing annual inventories required under this contract. This form is included as an attachment in SECTION J of this contract.

c.            Contractor-Acquired Government Property - Schedule I-A

Pursuant to the clause, GOVERNMENT PROPERTY, incorporated in this contract, the Contractor is hereby authorized to acquire the property listed in the attached Schedule I-A for use in direct performance of the contract.

ARTICLE G.6. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

a.            Contractor Performance Evaluations

Interim and final evaluations of contractor performance will be prepared on this contract in accordance with FAR 42.15. The final performance evaluation will be prepared at the time of completion of work. In addition to the final evaluation, interim evaluations will be prepared every two years.

Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer, whose decision will be final.

Copies of the evaluations, contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

b.             Electronic Access to Contractor Performance Evaluations

Contractors that have Internet capability may access evaluations through a secure Web site for review and comment by completing the registration form that can be obtained at the following address:

htt ://ocm.od.nihgov/cdmp/cps contractor.htm

The registration process requires the contractor to identify an individual that will serve as a primary contact and who will be authorized access to the evaluation for review and comment. In addition, the contractor will be required to identify an alternate contact who will be responsible for notifying the cognizant contracting official in the event the primary contact is unavailable to process the evaluation within the required 30-day time frame.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

ARTICLE H.1. REIMBURSEMENT OF COSTS FOR INDEPENDENT RESEARCH AND DEVELOPMENT PROJECTS

The primary purpose of the Public Health Service (PHS) is to support and advance independent research within the scientific community. PHS has established effective, time tested and well recognized procedures for stimulating and supporting this independent research by selecting from multitudes of applications those research projects most worthy of support within the constraints of its appropriations. The reimbursement through the indirect cost mechanism of independent research and development costs not incidental to product improvement would circumvent this competitive process.

To ensure that all research and development projects receive similar and equal consideration, all organizations may compete for direct funding of independent research and development projects they consider worthy of support by submitting those projects to the appropriate Public Health Service grant office for review. Since these projects may be submitted for direct funding, the Contractor agrees that no costs for any independent research and development project, including all applicable indirect costs, will be claimed under this contract.

ARTICLE H.2. HUMAN SUBJECTS

It is hereby understood and agreed that research involving human subjects shall not be conducted under this contract, and that no material developed, modified, or delivered by or to the Government under this contract, or any subsequent modification of such material, will be used by the Contractor or made available by the Contractor for use by anyone other than the Government, for experimental or therapeutic use involving humans without the prior written approval of the

Contracting Officer.

ARTICLE H.3. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH

a.                                     Pursuant to Public Law(s) cited in paragraph b. , below, NIH is prohibited from using appropriated funds to support human embryo research. Contract funds may not be used for (1) the creation of a human embryo or embryos for research purposes; or (2) research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury or death greater than that allowed for research on fetuses in utero under 45 CFR 46.208(a)(2) and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)). The term “human embryo or embryos” includes any organism, not protected as a human subject under 45 CFR 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes or human diploid cells.

Additionally, in accordance with a March 4, 1997 Presidential Memorandum, Federal funds may not be used for cloning of human beings.

b.	Public Law and Section No.	Fiscal Year	Period Covered
	P.L. 108-199, Title V-General Provisions, Section 510	2004	10/1/03 - 9/30/04

ARTICLE H.4. NEEDLE EXCHANGE

a.                                     Pursuant to Public Law(s) cited in paragraph b., below, contract funds shall not be used to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

b.	Public Law and Section No.	Fiscal Year	Period Covered
	P.L. 108-199, Title V-General Provisions, Section 505	2004	10/1/03 - 9/30/04

ARTICLE H.5. SALARY RATE LIMITATION LEGISLATION PROVISIONS

a.                                  Pursuant to Public Law(s) cited in paragraph b., below, no NIH Fiscal Year funds may be used to pay the direct salary of an individual through this contract at a rate in excess of applicable amount shown for the fiscal year covered. Direct salary is exclusive of fringe benefits, overhead, and general and administrative expenses (also referred to as “indirect cost” or “facilities and administrative (F&A) costs”). Direct salary has the same meaning as the term “institutional base salary.” An individual’s direct salary (or institutional base salary) is the annual compensation that the contractor pays for an individual’s appointment whether that individual’s time is spent on research, teaching, patient care or other activities. Direct salary (or institutional base salary) excludes any income that an individual may be permitted to earn outside of duties to the contractor. The per year salary rate limit also applies to individuals proposed under subcontracts. It does not apply to fees paid to consultants. If this is a multiple year contract, it may be subject to unilateral modifications by the Government if an individual’s salary rate exceeds any salary rate ceiling established in future HHS appropriation acts.

b.	Public Law No.	Fiscal Year	Dollar Amount of Salary Limitation*
	P.L. 108-199 Title II, General Provisions, Section 204	2004	Executive Level I

c.                                       Direct salaries which will be paid with FY-04 funds are limited to the Executive Level I rate which was in effect on the date(s) the expense was incurred.

*For contract expenditures using FY-04 funds, the Executive Level Irate for the period 10/1/03 - 12/31/03 is $171,900. Effective 1/1/04, for contract expenditures using FY-04 funds, the Executive Level I rate is $175,700 and will remain at that level until such time as it is determined to raise the Executive Schedule annual rates. See the web site listed below for Executive Schedule rates of pay.

LINK to EXECUTIVE LEVEL SALARIES: http://www.opnLzov/oca/PAYRATES/index.htm (Click on “Executive Schedule “for the current Fiscal Year’s salary rate or scroll down to the “General Schedule Salary Tables from Previous Years” to locate the Executive Level salary rates from previous years)

ARTICLE H.6. EPA ENERGY STAR REQUIREMENTS

Executive Order 13123, “Greening the Government Through Efficient Energy Management” and FAR 23.203 require that when Federal Agencies acquire energy using products, they select, where life-cycle cost-effective, and available, ENERGY STAR® or other energy efficient products.

Unless the Contracting Officer determines otherwise, all energy-using products acquired under this contract must be either an ENERGY STAR® or other energy efficient product designated by the Department of Energy’s Federal Energy Management Program (FEMP).

For more information about ENERGY STAR® see http://www.enerpystar.gov/

For more information about FEMP see http://www.eren.doe.gov/femp/procurement

ARTICLE H.7. PUBLICATION AND PUBLICITY

The contractor shall acknowledge the support of the National Institutes of Health whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

“This project has been funded in whole or in part with Federal funds from the National Institute Allergy and Infectious Diseases, National Institutes of Health, Department of Health and Human Services, under Contract No. HHSN2662004001000.”

ARTICLE H.8. PRESS RELEASES

a.                                  Pursuant to Public Law(s) cited in paragraph b., below, the contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

b.	Public Law and Section No.	Fiscal Year	Period Covered
	P.L. 108-199, Title V-General Provisions, Section 507	2004	10/1/03 - 9/30/04

ARTICLE H.9. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in NIH funded programs is encouraged to report such matters to the HHS Inspector General’s Office in writing or on the Inspector General’s Hotline. The toll free number is 1-800-HHS-TIPS (1800-447-8477). All telephone calls will be handled confidentially. The e-mail address is Htips(a0s.dhhs.gov and the mailing address is:

Office of Inspector General
Department of Health and Human Services
TIPS HOTLINE
P.O. Box 23489
Washington, D.C. 20026

ARTICLE H.10. YEAR 2000 COMPLIANCE

In accordance with FAR 39.106, Information Technology acquired under this contract must be Year 2000 compliant as set forth in the following clause(s):

1.            Service Involving the Use of Information Technology

YEAR 2000 COMPLIANCE–SERVICE INVOLVING THE USE OF INFORMATION TECHNOLOGY

The Contractor agrees that each item of hardware, software, and firmware used under this contract shall be able to accurately process date data (including, but not limited to, calculating, comparing and sequencing) from, into and between the twentieth and twentyfirst centuries and the Year 1999 and the Year 2000 and leap year calculations.

2.             Noncommercial Supply Items Warranty

YEAR 2000 WARRANTY—NONCOMMERCIAL SUPPLY ITEMS

The contractor warrants that each noncommercial item of hardware, software, and firmware delivered or developed under this contract and listed below shall be able to accurately process date data (including, but not limited to, calculating, comparing and sequencing) from, into and between the twentieth and twenty-first centuries and the Year 1999 and the Year 2000 and leap year calculations, when used in accordance with the item documentation provided by the contractor, provided that all listed or unlisted items (e.g., hardware, software and firmware) used in combination with such listed item properly exchange date data with it. If the contract requires that specific listed items must perform as a system in accordance with the foregoing warranty, then that warranty shall apply to those listed items as a system. The duration of this warranty and the remedies available to the Government for breach of this warranty shall be as defined in, and subject to, the terms and limitations of any general warranty provisions of this contract provided that notwithstanding any provision to the contrary in such warranty provision(s), or in the absence of any such warranty provision(s), the remedies available to the Government under this warranty shall include repair or replacement of any listed item whose noncompliance is discovered and made known to the contractor in writing within ninety (90) days after acceptance. Nothing in this warranty shall be construed to limit any rights or remedies the Government may otherwise have under this contract with respect to defects other than Year 2000 performance.

YEAR 2000 COMPLIANT ITEMS

None

3.            Commercial Supply Products Warranty

YEAR 2000 WARRANTY—COMMERCIAL SUPPLY ITEMS

The contractor warrants that each hardware, software and firmware product delivered under this contract and listed below shall be able to accurately process date data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries and the Year 1999 and the Year 2000 and leap year calculations, when used in accordance with the product documentation provided by the contractor, provided that all listed or unlisted products (e.g., hardware, software, firmware) used in combination with such listed product properly exchange date data with it. If the contract requires that specific listed products must perform as a system in accordance with the foregoing warranty, then that warranty shall apply to those listed products as a system. The duration of this warranty and the remedies available to the Government for breach of this warranty shall be as defined in, and subject to, the terms and limitations of the contractor’s standard commercial warranty or warranties contained in this contract, provided that notwithstanding any provision to the contrary in such commercial warranty or warranties, the remedies available to the Government under this warranty shall include repair or replacement of any listed product whose noncompliance is discovered and made known to the contractor in writing within ninety (90) days after acceptance. Nothing in this warranty shall be construed to limit any rights or remedies the Government may otherwise have under this contract with respect to defects other than Year 2000 performance.

YEAR 2000 COMPLIANT ITEMS

None

ARTICLE H.11. ANTI -LOBBYING

a.                                  Pursuant to Public Law(s) cited in paragraph c., below, contract funds shall only be used for normal and recognized executive-legislative relationships. Contract funds shall not be used, for publicity or propaganda purposes; or for the preparation, distribution, or use of any kit, pamphlet, booklet, publication, radio, television, or video presentation designed to support or defeat legislation pending before the Congress or any State legislature, except in presentation to the Congress or any State legislature itself.

b.                                 Contract funds shall not be used to pay salary or expenses of the contractor or any agent acting for the contractor, related to any activity designed to influence legislation or appropriations pending before the Congress or any State legislature.

c.	Public Law and Section No.	Fiscal Year	Period Covered
	for a., above: P.L. 108-199, Title V- General Provisions, Section 503a for	2004	10/1/03 - 9/30/04
	b., above: P.L. 108-199, Title V- General Provisions, Section 503b	2004	10/1/03 - 9/30/04

ARTICLE H.12. SHARING RESEARCH DATA

The contractor’s data sharing plan, dated September 29, 2004 is hereby incorporated by reference. The contractor agrees to adhere to its plan and shall request prior approval of the Contracting Officer for any changes in its plan.

The NIH endorses the sharing of final research data to expedite the translation of research results into knowledge, products, and procedures to improve human health. This contract is expected to generate research data that must be shared with the public and other researchers. NIH’s data sharing policy may be found at the following Web site:

http://grants.nih.gov/grants/guide/notice-files/NOT-OD-03-032.html

NIH recognizes that data sharing may be complicated or limited, in some cases, by institutional policies, local IRB rules, as well as local, state and Federal laws and regulations, including the Privacy Rule (see HHS-published documentation on the Privacy Rule at http://www.hhs.gov/ocrf). The rights and privacy of people who participate in NIH-funded research must be protected at all times; thus, data intended for broader use should be free of identifiers that would permit linkages to individual research participants and variables that could lead to deductive disclosure of the identity of individual subjects.

ARTICLE H.13. HOTEL AND MOTEL FIRE SAFETY ACT OF 1990 (P.L. 101-391)

Pursuant to Public Law 101-391, no Federal funds may be used to sponsor or fund in whole or in part a meeting, convention, conference or training seminar that is conducted in, or that otherwise uses the rooms, facilities, or services of a place of public accommodation that do not meet the requirements of the fire prevention and control guidelines as described in the Public Law. This restriction applies to public accommodations both foreign and domestic.

Public accommodations that meet the requirements can be accessed at: http://www.usfa.fema.gov/hotel/index.htm

ARTICLE H.14. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES

The contractor acknowledges that U.S. Executive Orders and Laws, including but not limited to E.O. 13224 and P.L. 107-56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism. It is the legal responsibility of the contractor to ensure compliance with these Executive Orders and Laws. This clause must be included in all subcontracts issued under this contract.

ARTICLE H.15. NOTIFICATION OF EMPLOYEE RIGHTS CONCERNING PAYMENT OF UNION DUES OR FEES

[Note: This posting requirement does not apply to: contractors with fewer than 15 employees; contractor establishments or construction work sites where no union has been formally recognized by the prime contractor or certified as the exclusive bargaining representative of the prime contractor’s employees; contractor establishments where state law forbids enforcement of unionsecurity clauses (“right-to-work” states); or workperformed outside the United States that does not involve the recruitment or employment of workers within the United States.]

(1)              During the term of this contract, the contractor agrees to post a notice*, of such size and in such form as the Secretary of Labor will prescribe, in conspicuous places in and about its plants and offices, including all places where notices to employees are customarily posted. The information required to be included in the notice can be found at http://www.dol.gov/esa/regs/compliance/olmsBeckPosterWithNLRB.pdf except that the last two sentences must not be included in notices posted in the plants or offices of carriers subject to the Railway Labor Act, as amended (45 U.S.C. 151-188).

(2)                                  The contractor will comply with all provisions of Executive Order 13201 of February 17, 2001, and related rules, regulations, and orders of the Secretary of Labor.

(3)                                  In the event that the contractor does not comply with any of the requirements set forth in paragraphs (1) or (2) above, this contract may be cancelled, terminated, or suspended in whole or in part, and the contractor may be declared ineligible for further Government contracts in accordance with procedures authorized in or adopted pursuant to Executive Order 13201 of February 17, 2001. Such other sanctions or remedies may be imposed as are provided in Executive Order 13201 of February 17, 2001, or by rule, regulation, or order of the Secretary of Labor, or as are otherwise provided by law.

(4)            The contractor will include the provisions of paragraphs (1) through (4) herein in every subcontract or purchase order entered into in connection with this contract unless exempted by rules, regulations, or orders of the Secretary of Labor issued pursuant to section 3 of Executive Order 13201 of February 17, 2001, so that such provisions will be binding upon each subcontractor or vendor. The contractor will take such action with respect to any such subcontract or purchase order as may be directed by the Secretary of Labor as a means of enforcing such provisions, including the imposition of sanctions for noncompliance: However, if the contractor becomes involved in litigation with a subcontractor or vendor, or is threatened with such involvement, as a result of such direction, the contractor may request the United States to enter into such litigation to protect the interests of the United States. The full text of Executive Order 13201 is available at http://www.dol.gov/esa/regs/statutes/olms/eol3201.htm. The final rule published in the Federal Register on March 29, 2004 is available at http://www.dol.gov/esa/regs/fedreg/final/2004006823.htm.

*The required employee notice poster may be obtained from the Division of Interpretations and Standards, Office of Labor-Management Standards, U.S. Department of Labor, 200 Constitution Avenue, NW., Room [***], Washington, DC 20210, or from any field office of the Department’s

(5)                                  Office of Labor-Management Standards or Office of Federal Contract Compliance Programs. A copy of the poster may also be downloaded from the Office of Labor-Management Standards Web site at http://www.olms.dol.gov. Additionally, contractors may reproduce and use exact duplicate copies of the Department’s official poster. See http://www.dol.gov/esa/regs/compliance/olmsBeckPosterWithNLRB.pdf for an exact duplication of the official notification poster.

ARTICLE H.16. OBTAINING AND DISSEMINATING BIOMEDICAL RESEARCH RESOURCES

Unique research resources arising from NIH-funded research are to be shared with the scientific research community. NIH provides guidance, entitled, “Sharing Biomedical Research Resources: Principles and Guidelines for Recipients of NIH Research Grants and Contracts,” (Federal Register Notice, December 23, 1999 [64 FR 72090]), concerning the appropriate terms for disseminating and acquiring these research resources. This guidance, found at http://ott.od.nih.gov/NewPages/64FR72090.pdf. is intended to help contractors ensure that the conditions they impose and accept on the transfer of research tools will facilitate further biomedical research, consistent with the requirements of the Bayh-Dole Act and NIH funding policy.

Note: For the purposes of this Article, the terms, “research tools, “ “research materials, “ and “research resources” are used interchangeably and have the same meaning.

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

ARTICLE 1.1. GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT - FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/.

a.           FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

FAR CLAUSE NO.	DATE	TITLE

52.202-1	Jul 2004	Definitions

52.203-3	Apr 1984	Gratuities (Over $100,000)

52.203-5	Apr 1984	Covenant Against Contingent Fees (Over $100,000)

52.203-6	Jul 1995	Restrictions on Subcontractor Sales to the Government (Over $100,000)

52.203-7	Jul 1995	Anti-Kickback Procedures (Over $100,000)

52.203-8	Jan 1997	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over $100,000)

52.203-10	Jan 1997	Price or Fee Adjustment for Illegal or Improper Activity (Over $100,000)

52.203-12	Jun 2003	Limitation on Payments to Influence Certain Federal Transactions (Over $100,000)

52.204-4	Aug 2000	Printed or Copied Double-Sided on Recycled Paper (Over $100,000)

52.204-7	Oct 2003	Central Contractor Registration

52.209-6	Jul 1995	Protecting the Government’s Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $25,000)

52.215-2	Jun 1999	Audit and Records - Negotiation (Over $100,000)

52.215-8	Oct 1997	Order of Precedence - Uniform Contract Format

52.215-10	Oct 1997	Price Reduction for Defective Cost or Pricing Data

52.215-12	Oct 1997	Subcontractor Cost or Pricing Data (Over $500,000)

52.215-14	Oct 1997	Integrity of Unit Prices (Over $100,000)

52.215-15	Jan 2004	Pension Adjustments and Asset Reversions

52.215-18	Oct 1997	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions

52.215-19	Oct 1997	Notification of Ownership Changes

52.215-21	Oct 1997	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data - Modifications

52.216-7	Dec 2002	Allowable Cost and Payment

52.216-8	Mar 1997	Fixed Fee

52.219-8	May 2004	Utilization of Small Business Concerns (Over $100,000)

52.219-9	Jan 2002	Small Business Subcontracting Plan (Over $500,000)

52.219-16	Jan 1999	Liquidated Damages - Subcontracting Plan (Over $500,000)

52.222-2	Jul 1990	Payment for Overtime Premium (Over $100,000) (Note: The dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract)

52.222-3	Jun 2003	Convict Labor

52.222-26	Apr 2002	Equal Opportunity

52.222-35	Dec 2001	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans

52.222-36	Jun 1998	Affirmative Action for Workers with Disabilities

52.222-37	Dec 2001	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans

52.223-6	May 2001	Drug-Free Workplace

52.223-14	Aug 2003	Toxic Chemical Release Reporting (Over $100,000)

52.225-1	Jun 2003	Buy American Act - Supplies

52.225-13	Dec 2003	Restrictions on Certain Foreign Purchases

52.227-1	Jul 1995	Authorization and Consent, Alternate I (Apr 1984)

52.227-2	Aug 1996	Notice and Assistance Regarding Patent and Copyright Infringement (Over$100,000)

52.227-11	Jun 1997

Patent Rights - Retention by the Contractor (Short Form) (Note: In) accordance with FAR 27.303(a)(2), paragraph (f) is modified to include the requirements in FAR 27.303(a)(2)(i) through (iv). The frequency of reporting in (i) is annual

52.227-14	Jun 1987	Rights in Data - General

52.232-9	Apr 1984	Limitation on Withholding of Payments

52.232-17	Jun 1996	Interest (Over $100,000)

52.232-20	Apr 1984	Limitation of Cost

52.232-23	Jan 1986	Assignment of Claims

52.232-25	Oct 2003	Prompt Payment, Alternate I (Feb 2002)

52.232-33	Oct 2003	Payment by Electronic Funds Transfer–Central Contractor Registration

52.233-1	Jul 2002	Disputes

52.233-3	Aug 1996	Protest After Award, Alternate I (Jun 1985)

52.242-1	Apr 1984	Notice of Intent to Disallow Costs

52.242-3	May 2001	Penalties for Unallowable Costs (Over $500,000)

52.242-4	Jan 1997	Certification of Final Indirect Costs

52.242-13	Jul 1995	Bankruptcy (Over $100,000)

52.243-2	Aug 1987	Changes - Cost Reimbursement, Alternate V (Apr 1984)

52.244-2	Aug 1998	Subcontracts, Alternate II (Aug 1998) *If written consent to subcontract is required, the identified subcontracts are listed in ARTICLE B, Advance Understandings.

52.244-5	Dec 1996	Competition in Subcontracting (Over $100,000)

52.245-5	May 2004	Government Property (Cost-Reimbursement, Time and Material, or Labor Hour Contract)

52.246-23	Feb 1997	Limitation of Liability (Over $100,000)

52.249-6	Sep 1996	Termination (Cost-Reimbursement)

52.249-14	Apr 1984	Excusable Delays

52.253-1	Jan 1991	Computer Generated Forms

b.	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

HHSAR CLAUSE NO.	DATE	TITLE

352.202-1	Jan 2001	Definitions - with Alternate paragraph (h) (Jan 2001)

352.216-72	Oct 1990	Additional Cost Principles

352.228-7	Dec 1991	Insurance - Liability to Third Persons

352.232-9	Apr 1984	Withholding of Contract Payments

352.233-70	Apr 1984	Litigation and Claims

352.242-71	Apr 1984	Final Decisions on Audit Findings

352.270-5	Apr 1984	Key Personnel

352.270-6	Jul 1991	Publications and Publicity

352.270-7	Jan 2001	Paperwork Reduction Act

[ End of GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT - Rev. 07/2004].

ARTICLE I.2. AUTHORIZED SUBSTITUTIONS OF CLAUSES

ARTICLE I.1. of this SECTION is hereby modified as follows:

FAR Clause 52.204-7, CENTRAL CONTRACTOR REGISTRATION (OCTOBER 2003) is deleted in its entirety.

FAR Clause 52.232-33, PAYMENT BY ELECTRONIC FUNDS TRANSFER—CENTRAL CONTRACTOR REGISTRATION (OCTOBER 2003) is deleted in its entirety and FAR Clause 52.232-34, PAYMENT BY ELECTRONIC FUNDS TRANSFER—OTHER THAN CENTRAL CONTRACTOR REGISTRATION (MAY 1999) is substituted therefore.

FAR Clause 52.232-20, LIMITATION OF COST, is deleted in its entirety and FAR Clause 52.232-22, LIMITATION OF FUNDS (APRIL 1984) is substituted therefore. Note: When this contract is fully funded, FAR Clause 52.232-22, LIMITATION OF FUNDS will no longer apply and FAR Clause 52.232-20, LIMITATION OF COST will become applicable.

ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES

This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the contracting officer will make their full text available.

a. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

(1) FAR 52.215-17, Waiver of Facilities Capital Cost of Money (OCTOBER 1997).

(2) FAR 52.227-14, Rights in Data - General (JUNE 1987).

(3) FAR 52.242-3, Penalties for Unallowable Costs (MAY 2001).

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3) CLAUSES:

(1) HHSAR 352.223-70, Safety and Health (JANUARY 2001). [This clause is provided in full text in SECTION J - ATTACHMENTS.]

(2) HHSAR 352.270-5, Key Personnel (APRIL 1984).

c. NATIONAL INSTITUTES OF HEALTH (NIH) RESEARCH CONTRACTING (RC) CLAUSES:

The following clauses are attached and made a part of this contract:

(1) NIH (RC)-7, Procurement of Certain Equipment (APRIL 1984) (OMB Bulletin 81-16).

ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text.

FEDERAL ACQUISITION REGULATION (FAR)(48 CFR CHAPTER 1) CLAUSES:

a. FAR Clause 52.244-6, SUBCONTRACTS FOR COMMERCIAL ITEMS (JULY 2004)

(a) Definitions. As used in this clause-

Commercial item, has the meaning contained in Federal Acquisition Regulation 52.202-1, Definitions.

Subcontract, includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

(b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.

(c) (1) The Contractor shall insert the following clauses in subcontracts for commercial items:

(i) 52.219-8, Utilization of Small Business Concerns (MAY 2004) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(ii) 52.222-26, Equal Opportunity (APR 2002) (E.O. 11246).

(iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001) (38 U.S.C. 4212(a)).

(iv) 52.222-36, Affirmative Action for Workers with Disabilities (JUN 1998) (29 U.S.C. 793).

(v) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (APR 2003) (46 U.S.C. Appx 1241 and 10 U.S.C. 2631) (flow down required in accordance with paragraph (d) of FAR clause 52.247-64).

(2) While not required, the Contractor may flow down to subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

(d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

PART III

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

1. Statement of Work, September 10, 2004, 3 pages.

2. Invoice/Financing Request and Contract Financial Reporting Instructions for NIH CostReimbursement Type Contracts, NIH(RC)-4, (11/03), 6 pages.

3. Safety and Health, HHSAR Clause 352.223-70, (1/01), 1 page.

4. Procurement of Certain Equipment, NIH(RC)-7, 4/1/84, 1 page.

5. Report of Government Owned, Contractor Held Property, 1 page.

6. Government Property - Schedule I-A, dated September 10, 2004, 1 page.

7. Data Sharing Plan, September 29, 2004

PART IV

SECTION K - REPRESENTATIONS AND CERTIFICATIONS

The following documents are incorporated by reference in this contract:

1.                 Representations and Certifications, dated September 13, 2004

ATTACHMENT 1

STATEMENT OF WORK

ASSAYS FOR DETECTION OF NOVEL OR LATENT/OCCULT
ADVENTITIOUSAGENTS IN CELL SUBSTRATES

Independently, and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, materials, equipment, and facilities, not otherwise provided by the Government under the terms of this contract, as needed to perform the work set forth below.

The Contractor shall be responsible for 1) developing one or more assays to identify latent and/or occult adventitious agents present in cell substrates, and 2) if approved by the Project Officer, developing a validation plan and conducting studies to validate the assay(s). Each assay must be tested using two cell substrates. To the extent possible, efforts should focus on applying existing technologies, reagents, techniques, and animal strains to the assay development. Assays that show promise during the first stage of development will be candidates for the second stage of development, validation.

Specifically, the Contractor shall:

I.             Develop, characterize and validate assays for the detection of novel or latent/occult adventitious agents in cell substrates. Assays can include in vitro assays, in vivo animal models, and/or assays that contain both an in vitro assay and an in vivo animal model component.

1.               During the first stage of development, characterize assays that can be used to screen for unidentified latent adventitious agents. Examples of potential assays to be developed include:

a.               Assays to identify cellular genes that are normally inactivated but become specifically activated in the presence of a wide range of infectious agents.

b.              Development of degenerative primers for either microarray or PCR analysis to screen for previously unidentified viruses that are related to known viruses.

c.                   Use of chemical stimulants to activate latent viruses in the cell substrate. Stimulation could be coupled with a non-specific detection system, such as PERT or TEM to look for activated viruses.

d.              Using whole cell lysate in in vitro assays and in animal models to determine if virus is released from latency or otherwise activated following cell lysis.

2.               During the first stage of development, characterize sensitive methods to screen for TSE agents in cell substrates. Examples of potential assays to be developed include:

a.        Screening for TSE infection and ability to propagate TSE in cells exposed to BSE contaminated serum.

b.        Assays to determine if cell substrates are producing the variant form of the PrP protein.

3.               Upon completion of the first stage of development, the NIAID Project Officer will determine if the assay will be a candidate for further development and validation. The decision process will consist of two steps. Immediately following completion of the assay development stage, the NIAID Project Officer and Contractor will meet to discuss the data, results, and conclusions from the development studies. If the Project Officer determines that sufficient information is available to warrant further development, the Contractor will be directed to prepare a concept validation plan. The concept validation plan will outline the studies to be performed to meet each of the assay validation criteria in accordance with the most current version of the ICH Q2A and Q2B documents. The Project Officer will then review the validation plan in consultation with the Contractor, the Advisory Committee (see section II below), regulatory agencies, and/or other experts as deemed necessary by the Project Officer, to determine if the assay validation plan is appropriate, and, if validated, whether the assay will provide meaningful, relevant information for regulatory agencies and vaccine manufacturers to better characterize novel cell substrates. The final decision on whether or not the assay will be a candidate for validation will be based on the Project Officer’s assessment that 1) the assay can be validated; and 2) if validated, the assay will provide meaningful, relevant information for regulatory agencies and vaccine manufacturers to better characterize novel cell substrates. Following selection of an animal model for validation, the Contractor will plan, prepare and conduct validation of the animal model. This will include:

a.           Develop a detailed validation plan. Validation must be performed in accordance with the most current version of the ICH Q2A and Q2B documents. As indicated in ICH Q2A, validation characteristics should include: Accuracy, Precision, Specificity, Detection Limit, Quantitation Limit, Linearity, and Range. The validation plan will include the following information/sections: Cover page, table of contents, purpose, study objective, responsibilities, definitions, summary of completed studies, study description, sample description, materials and supplies, equipment information, test methods, Standard Operating Procedures (SOPs), test protocol (Test functions describing each validation parameter, how it will be tested, and the acceptance criteria), data handling and analysis, and report requirements.

b.          Conduct validation studies according to validation plan.

c.           Perform data analysis at the conclusion of the validation studies.

d.          Prepare study report. Report will include the following sections/information: Cover page, table of contents, abstract, methods and materials, results, conclusions, and appendices. The `results’ section of the study report will be divided into subsections, with each subsection dedicated to one of the validation parameters (based on the test protocol).

II. PARTICIPATE IN ADVISORY COMMITTEE ACTIVITIES

The NIAID Project Officer will form an Advisory Committee to provide expert advice on certain issues related to the ongoing work performed under this contract. The input and advice provided by the Advisory Committee, in conjunction with input from regulatory agencies and the Contractor, will be used by the Project Officer to aid in making decisions regarding assay development and assay validation. The Project Officer will determine the composition and number of members of the Advisory Committee. Members may be added or removed as necessary to meet the needs of the Government. Two-day Advisory Committee meetings will be held twice each year of the contract in the Bethesda, MD area. The Contractor will participate in these meetings to support the Advisory Committee as requested by the Project Officer. Participation will include presenting and discussing test results, and providing expert opinions on methodologies and assay development and validation. The Contractor will also provide additional support for Advisory Committee activities, including providing read ahead documents prior to a committee meeting; scheduling and making all logistical arrangements for Committee meetings; and support the travel of two (2) nonFederal Committee members.

III. PROVIDE FOR AN ORDERLY TRANSITION TO A SUBSEQUENT CONTRACTOR OR THE GOVERNMENT ON OR BEFORE THE COMPLETION DATE OF THIS CONTRACT

Twelve months prior to the completion date of this contract, a transition plan, which will include access to all data, shall be submitted to the NIAID Project Officer for review and approval, in order to ensure orderly transition of contract-related material to a successor contractor or the Government. The transition plan will include a detailed description of the methods and procedures for the transition, the timeline for preparation and delivery of various materials, and the mechanism(s) to be used to provide access to all data generated under this contract.

ATTACHMENT 2

INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING
INSTRUCTIONS FOR NIH COST-REIMBURSEMENT CONTRACTS, NIH(RC)-4

General: The contractor shall submit claims for reimbursement in the manner and format described herein and as illustrated in the sample invoice/financing request.

Format: Standard Form 1034, “Public Voucher for Purchases and Services Other Than Personal,” and Standard Form 1035, “Public Voucher for Purchases and Services Other Than Personal— Continuation Sheet,” or reproduced copies of such forms marked ORIGINAL should be used to submit claims for reimbursement. In lieu of SF-1034 and SF1035, claims may be submitted on the payee’s letter-head or self-designed form provided that it contains the information shown on the sample invoice/financing request.

Number of Copies: As indicated in the Invoice Submission Clause in the contract.

Frequency: Invoices/financing requests submitted in accordance with the Payment Clause shall be submitted monthly unless otherwise authorized by the contracting officer.

Cost Incurrence Period: Costs incurred must be within the contract performance period or covered by precontract cost provisions.

Billing of Costs Incurred: If billed costs include: (I) costs of a prior billing period, but not previously billed; or (2) costs incurred during the contract period and claimed after the contract period has expired, the amount and month(s) in which such costs were incurred shall be cited.

Contractor’s Fiscal Year: Invoices/financing requests shall be prepared in such a manner that costs claimed can be identified with the contractor’s fiscal year.

Currency: All NIH contracts are expressed in United States dollars. When payments are made in a currency other than United States dollars, billings on the contract shall be expressed, and payment by the United States Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

Costs Requiring Prior Approval: Costs requiring the contracting officer’s approval, which are not set forth in an Advance Understanding in the contract shall be so identified and reference the Contracting Officer’s Authorization (COA) Number. In addition, any cost set forth in an Advance Understanding shall be shown as a separate line item on the request.

Invoice/Financing Request Identification: Each invoice/financing request shall be identified as either:

(a)               Interim Invoice/Contract Financing Request - These are interim payment requests submitted during the contract performance period.

(b)              Completion Invoice - The completion invoice is submitted promptly upon completion of the work; but no later than one year from the contract completion date, or within 120 days after settlement of the final indirect cost rates covering the year in which this contract is physically complete (whichever date is later). The completion invoice should be submitted when all costs have been assigned to the contract and all performance provisions have been completed.

(c)               Final Invoice -A final invoice maybe required after the amounts owed have been settled between the Government and the contractor (e.g., resolution of all suspensions and audit exceptions).

Preparation and Itemization of the Invoice/Financing Request: The contractor shall furnish the information set forth in the explanatory notes below. These notes are keyed to the entries on the sample invoice/financing request.

(a)               Designated Billing Office Name and Address - Enter the designated billing office and address, identified in the Invoice Submission Clause of the contract, on all copies of the invoice/financing request.

(b)              Invoice/Financing Request Number - Insert the appropriate serial number of the invoice/financing request.

(c)               Date Invoice/Financing Request Prepared -Insert the date the invoice/financing request is prepared.

(d)              Contract Number, ADB Number and Date - Insert both the contract number and the ADB number (which appears in the upper left hand corner of the face page of the contract), and the effective date of the contract.

(e)               Payee’s Name and Address - Show the contractor’s name (as it appears in the contract), correct address, and the title and phone number of the responsible official to whom payment is to be sent. When an approved assignment has been made by the contractor, or a different payee has been designated, then insert the name and address of the payee instead of the contractor.

(f)            Total Estimated Cost of Contract - Insert the total estimated cost of the contract, exclusive of fixed-fee. For incrementally funded contracts, enter the amount currently obligated and available for payment.

(g)         Total Fixed-Fee - Insert the total fixed-fee (where applicable). For incrementally funded contracts, enter the amount currently obligated and available for payment.

1

(h) Billing Period - Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.

(i) Incurred Cost - Current - Insert the amount billed for the major cost elements, adjustments, and adjusted amounts for the current period.

(j) Incurred Cost - Cumulative - Insert the cumulative amounts billed for the major cost elements and adjusted amounts claimed during this contract.

(k) Direct Costs -Insert the major cost elements. For each element, consider the application of the paragraph entitled “Costs Requiring Prior Approval” on page 1 of these instructions.

(1)                                 Direct Labor - Include salaries and wages paid (or accrued) for direct performance of the contract. For Key Personnel, list each employee on a separate line. List other employees as one amount unless otherwise required by the contract.

(2)                                 Fringe Benefits - List any fringe benefits applicable to direct labor and billed as a direct cost. Fringe benefits included in indirect costs should not be identified here.

(3)                                 Accountable Personal Property - Include permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more and having an expected service life of more than two years, and sensitive property regardless of cost (see the DHHS Contractor’s Guide for Control of Government Property). Show permanent research equipment separate from general purpose equipment. Prepare and attach the NIH Form entitled, “Report of Government Owned, Contractor Held Property,” in accordance with the following instructions:

List each item for which reimbursement is requested. A reference shall be made to the following (as applicable):

The item number for the specific piece of equipment listed in the Property Schedule.

The Contracting Officer’s Authorization letter and number, if the equipment is not covered by the Property Schedule.

An asterisk (*) shall preced the item if the equipment is below the approval level.

(4)                                 Materials and Supplies -Include equipment with unit costs of less than $1,000 or an expected service life of two years or less, and consumable material and supplies regardless of amount.

(5)                                 Premium Pay - List remuneration in excess of the basic hourly rate.

(6)                                 Consultant Fee - List fees paid to consultants. Identify consultant by name or category as set forth in the contract’s Advance Understanding or in the COA letter, as well as the effort (i.e., number of hours, days, etc.) and rate being billed.

(7)                                 Travel - Include domestic and foreign travel. Foreign travel is travel outside of Canada, the United States and its territories and possessions. However, for an organization located outside Canada, the United States and its territories and possessions, foreign travel means travel outside that country. Foreign travel must be billed separately from domestic travel.

(8)                                 Subcontract Costs - List subcontractor(s) by name and amount billed.

(9)                                 Other- List all other direct costs in total unless exceeding $1,000 in amount. If over $1,000, list cost elements and dollar amounts separately. If the contract contains restrictions on any cost element, that cost element must be listed separately.

(l)                  Cost of Money (COM) - Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.

(m)            Indirect Costs–Overhead -Identify the cost base, indirect cost rate, and amount billed for each indirect cost category.

(n)              Fixed-Fee Earned -Cite the formula or method of computation for the fixed-fee (if any). The fixed-fee must be claimed as provided for by the contract.

(o)              Total Amounts Claimed -Insert the total amounts claimed for the current and cumulative periods.

(p)              Adjustments - Include amounts conceded by the contractor, outstanding suspensions, and/or disapprovals subject to appeal.

(q)           Grand Totals

The contracting officer may require the contractor to submit detailed support for costs claimed on one or more interim invoices/financing requests.

1

FINANCIAL REPORTING INSTRUCTIONS:

These instructions are keyed to the Columns on the sample invoice/financing request.

Column A–Expenditure Category- Enter the expenditure categories required by the contract.

Column B–Cumulative Percentage of Effort/H rs. -Negotiated - Enter the percentage of effort or number of hours agreed to doing contract negotiations for each employee or labor category listed in Column A.

Column C–Cumulative Percentage of Effort/Hrs.-Actual - Enter the percentage of effort or number of hours worked by each employee or labor category listed in Column A.

Column D–Incurred Cost-Current - Enter the costs, which were incurred during the current period.

Column E–Incurred Cost-Cumulative - Enter the cumulative cost to date.

Column F–Cost at Completion - Enter data only when the contractor estimates that a particular expenditure category will vary from the amount negotiated. Realistic estimates are essential.

Column G– Contract Amount - Enter the costs agreed to during contract negotiations for all expenditure categories listed in Column A.

Column H–Variance (Over or Under) - Show the difference between the estimated costs at completion (Column F) and negotiated costs (Column G) when entries have been made in Column F. This column need not be filled in when Column F is blank. When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column F by Column G, an explanation of the variance should be submitted. In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.

Modifications: Any modification in the amount negotiated for an item since the preceding report should be listed in the appropriate cost category.

Expenditures Not Negotiated: An expenditure for an item for which no amount was negotiated (e.g., at the discretion of the contractor in performance of its contract) should be listed in the appropriate cost category and all columns filled in, except for G. Column H will of course show a 100 percent variance and will be explained along with those identified under H above.

SAMPLE INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

(a)	Billing Office Name and Address NATIONAL INSTITUTES OF HEALTH			(b) Invoice/Financing	Request No.
	National Institute of Allergies and Infectious Diseases, CMP 6700B Rockledge Drive Room [***], MSC [***] Bethesda, MD 20892-7612			(c) Date Invoice	Prepared

No.
(e)	Payee’s Name and Address ABC CORPORATION 100 Main Street Anywhere, USA zip code			(d) Contract ADB No. Effective	Date
Cost

				(f) Total Estimated	Fee

Attn:	Name, Title, & Phone Number of Official to			(g) Total Fixed
Whom Payment is Sent

(h)	This invoice/financing request represents reimbursable costs for the period from to
Expenditure Category* A	Cumulative Percentage [ILLEGIBLE]			Incurred Cost	Cost at Completion F	Contract Amount G	Variance H
	Negotiated B	Actual C	(i) Current D	(j) Cumulative E
(k) Direct Costs:
(1) Direct Labor
(2) Fringe Benefits
(3) Accountable Property (attach HHS-565)
(4) Materials & Supplies
(5) Premium Pay
(6) Consultant Fees
(7) Travel
(8) Subcontracts
(9) Other
Total Direct Costs
(l) Cost of Money
(m) Overhead
G&A
(n) Fixed Fee
(o) Total Amount Claimed
(p) Adjustments
(q) Grand Totals
I certify that all payments are for appropriate purposes and in accordance with the contract.
(Name of Official)		(Title)
Attach details as specified in the contract

6

ATTACHMENT 3

HHSAR 352.223-70 SAFETY AND HEALTH (JANUARY 2001)

(a)               To help ensure the protection of the life and health of all persons, and to help prevent damage to property, the Contractor shall comply with all Federal, State and local laws and regulations applicable to the work being performed under this contract. These laws are implemented and/or enforced by the Environmental Protection Agency, Occupational Safety and Health Administration and other agencies at the Federal, State and local levels (Federal, State and local regulatory/enforcement agencies).

(b)              Further, the Contractor shall take or cause to be taken additional safety measures as the Contracting Officer in conjunction with the project or other appropriate officer, determines to be reasonably necessary. If compliance with these additional safety measures results in an increase or decrease in the cost or time required for performance of any part of work under this contract, an equitable adjustment will be made in accordance with the applicable “Changes” Clause set forth in this contract.

(c)               The Contractor shall maintain an accurate record of, and promptly report to the Contracting Officer, all accidents or incidents resulting in the exposure of persons to toxic substances, hazardous materials or hazardous operations; the injury or death of any person; and/or damage to property incidental to work performed under the contract and all violations for which the Contractor has been cited by any Federal, State or local regulatory/enforcement agency. The report shall include a copy of the notice of violation and the findings of any inquiry or inspection, and an analysis addressing the impact these violations may have on the work remaining to be performed. The report shall also state the required action(s), if any, to be taken to correct any violation(s) noted by the Federal, State or local regulatory/enforcement agency and the time frame allowed by the agency to accomplish the necessary corrective action.

(d)              If the Contractor fails or refuses to comply promptly with the Federal, State or local regulatory/enforcement agency’s directive(s) regarding any violation(s) and prescribed corrective action(s), the Contracting Officer may issue an order stopping all or part of the work until satisfactory corrective action (as approved by the Federal, State or local regulatory/enforcement agencies) has been taken and documented to the Contracting Officer. No part of the time lost due to any stop work order shall be subject to a claim for extension of time or costs or damages by the Contractor.

(e)               The Contractor shall insert the substance of this clause in each subcontract involving toxic substances, hazardous materials, or operations. Compliance with the provisions of this clause by subcontractors will be the responsibility of the Contractor.

(End of clause)

OMB Bulletin 81-16

ATTACHMENT 4

PROCUREMENT OF CERTAIN EQUIPMENT

Notwithstanding any other clause in this contract, the Contractor will not be reimbursed for the purchase, lease, or rental of any item of equipment listed in the following Federal Supply Groups, regardless of the dollar value, without the prior written approval of the Contracting Officer.

67	-	Photographic Equipment
69	-	Training Aids and Devices
70	-	General Purpose ADP Equipment, Software, Supplies and Support (Excluding 7045ADP Supplies and Support Equipment.)
71	-	Furniture
72	-	Household and Commercial Furnishings and Appliances
74	-	Office Machines and Visible Record Equipment
77	-	Recreational and Athletic Equipment
78	-	Musical Instruments, Phonographs, and Home-type Radios

When equipment in these Federal Supply Groups is requested by the Contractor and determined essential by the Contracting Officer, the Government will endeavor to fulfill the requirement with equipment available from its excess personal property sources, provided the request is made under a contract. Extensions or renewals of approved existing leases or rentals for equipment in these Federal Supply Groups are excluded from the provisions of this article.

ATTACHMENT 5 GOVERNMENT

PROPERTY - SCHEDULE

CONTRACTOR:	REPORT OF GOVERNMENT	CONTRACT NUMBER	OWNED, PROPERTY
CONTRACTOR HELD

ADDRESS
REPORT DATE:

CLASSIFICATION		FISCAL YEAR:

ANF)--$25K
I”\D<S25K

	BEGINNING OF PERIOD			AD] F IAtI1Oi N		END OF I'FI IOI)
	n 1: LTS	VALUL	(jI F ADDED	CAP ADDED	DLLI? 11ONS	011515	V'A['1;17(7)

(1)TI II:R RI AL.---S K

OTI IE.R RLAL-A25K

PROPERLY UNDER
C()NST% =.25K
ITROPI;R J7 UNDUE

PLANT FQUIP>=$25K PL-%N

T'EQUIP<R25K

SPECIAL TOOLING'-52511
SPECIAL 7 1C)ZING =S2SK
SPECIAL TGST EQUIP>=525K
SPECIAL 1 EST EQUIP<525K
EUUNCY PEC'I:L1AR>-=535K
IliENCT PECCLTAR-b25K
MATFRIAT _ -$25K
(CI’A+iJLA1rVE)

PROPER I')' UNDER N11 K%--
$25K
PROPERLY UNDER A-IFR--5'25K

SIGNED BY:					DATE SIGNED:

ATTACHMENT 6

GOVERNMENT PROPERTY - SCHEDULE

CONTRACTOR-ACQUIRED GOVERNMENT PROPERTY - SCHEDULE I-A

Quantity	Equipment	Cost/item*	Total cost
1	[***]	[***]	[***]
1	[***]	[***]	[***]

3	[***]	[***]	[***]
3	[***]	[***]	[***]
1	[***]	[***]	[***]
	TOTAL		[***]

*+/- [***] variance related to cost allowed for each line item without prior approval of the Contracting Officer.

ATTACHMENT 7

DATA SHARING PLAN

Date: September 29, 2004

The contractor (Isis Pharmaceuticals, Inc.) shall present at appropriate scientific meetings and submit for publication significant data arising as a direct result of performing under the contract. The contractor, in discussions with the project officer, will identify suitable journals for publication, with a bias toward open access journals, and appropriate technical and commercial conferences for presentations. The contractor may seek patent protection of any inventions conceived or reduced to practice as a result of its performing under the contract. The contractor will retain title and exclusive rights to commercialize such information and inventions and fully intends to make such information and inventions commercially available. In addition, the contractor intends to make commercially available the intellectual property underlying its TIGER methodology, as well as primers (including chemical modifications) and protocols not developed as a direct result of performing under the contract.